NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Government Bond Fund

Supplement dated December 27, 2024

to the Summary Prospectus dated April 29, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The last sentence of the first paragraph under “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted and replaced with the following:

In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index was 4.61 years, although this will change or fluctuate over time.

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